UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2019
____________________

CONCRETE PUMPING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6461 Downing Street

Denver, Colorado 80229

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497

N/A
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 6, 2018, the Registrant consummated its business combination with Concrete Pumping Holdings, Inc. (the “Business Combination”) and was renamed Concrete Pumping Holdings, Inc. (the “Company”). Immediately after the Business Combination was consummated, the Company’s common stock and warrants began trading on The Nasdaq Capital Market under the symbols “BBCP” and “BBCPW,” respectively. In connection with the continued listing of the common stock and warrants on The Nasdaq Stock Market LLC (“Nasdaq”), the Company provided Nasdaq with information regarding the number of round lot holders of the common stock and warrants. As can commonly occur following a business combination, on January 8, 2019, the Company received a letter from the Listing Qualifications Department of Nasdaq pursuant to Listing Rule IM 5101-2, informing the Company that the warrants did not meet the minimum 400 round lot holder requirements for listing, as set forth in Listing Rule 5515(a)(4).

The Company does not intend to appeal Nasdaq’s determination regarding the warrants. Accordingly, the warrants will be scheduled for delisting from Nasdaq and will be suspended at the opening of business on January 17, 2019, and a Form 25-NSE will be filed with the U.S. Securities and Exchange Commission, which will remove the warrants from listing and registration on Nasdaq. Following the delisting, the Company anticipates that the warrants will be quoted on the over-the-counter markets operated by OTC Markets Group under the symbol BBCPW.

The terms of the warrants are not affected by the delisting, and the warrants may still be exercised in accordance with their terms to purchase shares of the Company’s common stock.

The continued listing of the Company’s common stock, which trades on The Nasdaq Capital Market under the ticker symbol “BBCP”, is also not affected by the delisting of the warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE PUMPING HOLDINGS, INC.

	By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary

Dated: January 11, 2019